SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549
                              ----------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                              ----------------


                              OCTOBER 9, 1999
              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                            NIAGARA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                   0-22206               59-3182820
 (STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
      OF INCORPORATION)                                  IDENTIFICATION NO.)


                             667 MADISON AVENUE
                             NEW YORK, NEW YORK
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                   10021
                                 (ZIP CODE)


                               (212) 317-1000
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                               NOT APPLICABLE
                 (FORMER NAME OR FORMER ADDRESS, IF CHANGED
                             SINCE LAST REPORT)




            ITEM 5.   OTHER EVENTS

            On October 6, 1999, the Board of Directors of Niagara Corporation (the "Registrant") authorized the repurchase, from time to time, of up to an additional one million shares of the Registrant's Common Stock ("Shares") in open market and privately negotiated transactions. This authorization is in addition to a previous one million Share repurchase authorization under which the Registrant has acquired 947,709 Shares. Such purchases would be subject to market and other conditions and financed with internally generated funds, and, if necessary and available, borrowings under existing credit facilities. Shares repurchased would be available for use in the Registrant's benefit plans and for general corporate purposes. A copy of the Registrant's press release with respect to the foregoing is attached hereto as Exhibit 99.1.


            ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                       INFORMATION AND EXHIBITS.

            (c)   Exhibits.


99.1         Press Release dated October 6, 1999.


                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NIAGARA CORPORATION


                                          By: /s/ Marc J. Segalman
                                              ---------------------------
                                             Name:  Marc J. Segalman
                                             Title: Vice President

Date:  November 8, 1999




                               EXHIBIT INDEX



 Exhibit No.                      Description                       Page No.
 -----------                      -----------                       --------

     99.1             Press Release dated October 6, 1999